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                                  EXHIBIT 10.62

                                 FIRST AMENDMENT

        First Amendment dated as of July 15, 1997, to the Credit Agreement dated as October 28, 1996 (the "Credit Agreement") among The Mills Corporation, a Delaware corporation (together with its successors and assigns, the "REIT"), The Mills Limited Partnership, a Delaware limited partnership (together with its successors and assigns, the "Borrower"), Sawgrass Mills Phase II Limited Partnership, a Delaware limited partnership (together with its successors and assigns, "Sawgrass"), Sunrise Mills (MLP) Limited Partnership, a District of Columbia limited partnership (together with its successors and assigns, "Sunrise" and together with Sawgrass, the "Subsidiary Partnerships" and each, a "Subsidiary Partnership") and Credit Suisse First Boston Mortgage Capital LLC, successor by merger to CS First Boston Mortgage Capital Corp. (together with its successors and assigns, the "Lender").

                                R E C I T A L S:

        WHEREAS, the REIT, the Borrower, the Subsidiary Partnerships and the Lender are parties to the Credit Agreement; and

        WHEREAS, CS First Boston Mortgage Capital Corp. has been merged with and into Credit Suisse First Boston Mortgage Capital LLC; and

        WHEREAS, the Company desires that the Commitment be increased from $40,000,000 to $60,000,000; and

        WHEREAS, the parties hereto wish to make certain other changes in the terms and conditions of the Credit Agreement and certain of the other Loan Documents;

        NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

        1. Capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

        2. All references in the Credit Agreement and in the other Loan Documents to "CS First Boston Mortgage Capital Corp." are hereby modified to read "Credit Suisse First Boston Mortgage Capital LLC."



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        3.     The definition of "Commitment" contained in Section 1.1 of the
Credit Agreement is hereby modified to change the amount "Forty Million Dollars ($40,000,000)" to read "Sixty Million Dollars ($60,000,000)", and all references in the Credit Agreement and in the other Loan Documents to "Commitment" shall mean from and after the date hereof the term "Commitment" as modified hereby.

        4. The "Effective Date" referred to in paragraph (b) of Section 3.2 of the Credit Agreement shall hereafter be deemed to refer to the Effective Date of this Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement, and in furtherance of this Section 4, it is hereby agreed that no prepayment heretofore made or required to be made pursuant to Section 3.2(b) of the Credit Agreement shall result in any reduction of the Commitment, as increased hereby, pursuant to the terms of such Section 3.2(b), but that any prepayment hereafter made or required to be made pursuant to Section 3.2(b) of the Credit Agreement shall result in a reduction of the Commitment in accordance with the terms thereof.

        5. Clause (vii) of Section 7.3 of the Credit Agreement is hereby modified to change the amount $2,000,000" referred to therein to read $6,000,000".

        6. Clause (vi) of Section 10.4 of the Credit Agreement is hereby modified to read as follows:

        "(iv) the Lender:

               Credit Suisse First Boston Mortgage Capital LLC
               11 Madison Avenue
               New York, New York  10010
               Attn:  Mr. Robert K. Vahradian
               Tel: (212) 325-2178
               Fax: (212) 325-8160

        with a copy to:

               Moses & Singer LLP
               1301 Avenue of the Americas
               New York, New York  10019
               Attn: Mark S. Fawer, Esq.
               Tel: (212) 554-7857
               Fax: (212) 554-7700"

        7. Exhibit C to the Credit Agreement (Notice of Borrowing) is hereby modified to change the name and address of the Lender appearing therein to read as follows:



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        "Credit Suisse First Boston Mortgage Capital LLC
        11 Madison Avenue
        New York, New York  10010"

        8. Clause (b) of each of Section 18 of the General Pledge and Security Agreement and Section 17 of the Intercompany Pledge and Security Agreement are each hereby modified to read as follows:

        "(b) the Pledgee:

             Credit Suisse First Boston Mortgage Capital LLC
             11 Madison Avenue
             New York, New York  10010
             Attn: Mr. Robert K. Vahradian
             Tel: (212) 325-2178
             Fax: (212) 325-8160

        with a copy to:

             Moses & Singer LLP
             1301 Avenue of the Americas
             New York, New York  10019
             Attn:  Mark S. Fawer, Esq.
             Tel: (212) 554-7857
             Fax: (212) 554-7700"

        9. The Borrower shall pay to the Lender on the date hereof a structuring and advisory fee of $615,000.

        10. Contemporaneously with the execution and delivery of this Amendment, and as a condition to its effectiveness, the Borrower shall have delivered to the Lender a duly executed Note dated as of the date hereof (the "New Note"), in substantionally the form of Exhibit A to the Credit Agreement as amended hereby but reflecting the increase in the Commitment, and the Lender shall surrender to the Borrower for cancellation the Note delivered to it under the Credit Agreement prior to this Agreement marked "SUPERSEDED". (Each reference to the "Note" in the Credit Agreement and in the other Loan Documents shall henceforth be construed to refer to the New Note.)

        11. Contemporaneously with the execution and delivery of this Amendment, and as a condition to its effectiveness, the Lender shall have received each of the following:



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        (i)    an opinion of Rudnick & Wolfe, counsel to the Borrower, covering such matters as the Lender may reasonably request, and otherwise in form, scope and substance satisfactory to the Lender;

        (ii) from each of (i) Sunrise Mills L.L.C., as general partner of Sunrise and (ii) Sawgrass Mills Phase II, L.L.C., as general partner of Sawgrass, such acknowledgments and confirmations in respect of the Consent Agreement executed by each of them, each to be in form and substance satisfactory to the Lender; and

        (iii) all corporate and partnership documents, instruments and agreements in connection with the transactions contemplated by this Amendment and the Loan Document as amended hereby, reasonably satisfactory in form and substance to the Lender, and all information and copies of all documents and papers, including records of corporate proceedings, governmentals approvals, good standing certificates and bring-down telegrams, if any, which the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, partnership or governmental authorities.

        12. Each of the REIT, the Borrower and each Subsidiary Partnership represents and warrants that (i) it has the right, power and capacity and has been duly authorized and empowered by all requisite corporate, partnership and other action to enter into, execute, deliver and perform this Amendment, the New Note and the other agreements, instruments and documents contemplated hereby to which it is a party (collectively, the "Amendment Documents"); (ii) this Amendment and the other Amendment Documents to which it is a party constitute legally valid and binding obligations, enforceable against it in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iii) the execution, delivery and performance of this Amendment and of the other Amendment Documents to which is it a party do not and will not in a manner, the effect of which would be materially adverse to the Borrower or the Company, violate any provision of its organizational documents or any contractual provision to which it is a party or to which it or any of its property is subject; (iv) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof, except as to any matters that have changed in accordance with or are permitted by the Credit Agreement; and (v) no Unmatured Default or Event of Default has occurred and is continuing.



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        13.    The Borrower shall pay on demand all reasonable costs and
expenses of the Lender incurred by it in connection with or arising out of the negotiation, preparation, review, execution and delivery of this Amendment, the other Amendment Documents and the agreements and instruments referred to herein or therein (including, without limitation, the reasonable fees and expenses of the Lender's special counsel, Moses & Singer LLP).

        14. Upon the execution and delivery of this Amendment by all parties, the Credit Agreement and the other Loan Documents, each as amended hereby, shall continue in full force and effect and each reference in the Credit Agreement or the other Loan Documents to "this Agreement", "thereunder", "hereof", or words of like import, shall mean, respectively, the Credit Agreement or such other Loan Documents as each is amended hereby.

        15. This Amendment sets forth the entire agreement of the parties with respect to the subject matter contained herein.

        16. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York in effect from time to time applicable to contracts made and to be performed wholly within such State, without regard to any choice or conflict of laws rules.

        17. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

        18. This Amendment shall become effective on the date (the "Effective Date") upon which the Lender shall have received (i) a counterpart of this Amendment duly executed by each of the parties hereto, (ii) the structuring and advisory fee referred to in Section 9 and evidence of this payment of all sums due pursuant to Section 13, (iii) the New Note and (iv) each of the items set forth in Section 11.

        19. Except as modified hereby, the Credit Agreement and each of the other Loan Documents is hereby ratified and confirmed in all respects.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]



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        IN WITNESS WHEREOF, the parties hereto, each by its duly authorized officer, have executed this Amendment as of the date and year first set forth above.

                           THE MILLS CORPORATION

                           By:
                              -------------------------
                           Name:   Thomas E. Frost
                           Title:  Senior Vice President

                           THE MILLS LIMITED PARTNERSHIP

                           By:     The Mills Corporation,
                                   its General Partner

                                   By:
                                      ----------------------------
                                   Name:  Thomas E. Frost
                                   Title: Senior Vice President

                           SAWGRASS MILLS PHASE II LIMITED
                           PARTNERSHIP

                           By:     Sawgrass Mills Phase II, L.L.C.,
                                   its General Partner

                                   By:    The Mills Limited Partnership,
                                          its Manager

                                          By:    The Mills Corporation,
                                                 its General Partner

                                                 ------------------------
                                                 Name:  Thomas E. Frost
                                                 Title: Senior Vice President



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                           SUNRISE MILLS (MLP) LIMITED
                           PARTNERSHIP

                           By:     Sunrise Mills L.L.C.,
                                   its General Partner

                                   By:    The Mills Limited Partnership
                                          its Manager

                                          By:    The Mills Corporation,
                                                 its General Partner

                                                 -----------------------
                                                 Name:  Thomas E. Frost
                                                 Title: Senior Vice President

                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                           CAPITAL LLC

                           ------------------------
                           Name:  Robert K. Vahradian
                           Title: Vice President



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